Exhibit 10.1

EXECUTION COPY

AMENDMENT NO. 4

This AMENDMENT NO. 4 (this “Amendment”) to the Third Amended and Restated Credit Agreement, dated as of July 29, 2010 (as amended by Amendment No. 1, dated as of February 29, 2012, Amendment No. 2, dated as of August 9, 2012, and Amendment No. 3, dated as of August 17, 2012, the “Original Credit Agreement”), and the Original Credit Agreement is amended hereby and further amended, supplemented, amended and restated or otherwise modified from time to time, the “Credit Agreement”), by and among H&E EQUIPMENT SERVICES, INC., a Delaware corporation (“H&E Delaware”), GREAT NORTHERN EQUIPMENT, INC., a Montana corporation (“Great Northern”), H&E EQUIPMENT SERVICES (CALIFORNIA), LLC, a Delaware limited liability company (“H&E California” and, together with H&E Delaware and Great Northern, each, a “Borrower” and, collectively, the “Borrowers”), the other Credit Parties named therein, the Lenders named therein, GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation, as Agent, BANK OF AMERICA, N.A., as Co-Syndication Agent and Documentation Agent, and WELLS FARGO CAPITAL FINANCE, LLC, as Co-Syndication Agent, is entered into as of January 29, 2013 by and among the Borrowers, the Lenders signatory hereto and the Agent. Unless otherwise provided, all capitalized terms used herein shall have the meanings ascribed thereto in the Credit Agreement.

R E C I T A L S:

WHEREAS, the Borrowers have requested that the Lenders amend the Credit Agreement in the manner set forth below; and

WHEREAS, the Lenders signatory hereto (which constitute the Requisite Lenders under the Credit Agreement) are willing to agree to such request, but only on the terms and conditions set forth in this Amendment.

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, and subject to the terms and conditions hereof, the Borrowers, the Lenders whose signatures appear below and the Agent agree as follows:

Section 1.

AMENDMENTS

Subject to the satisfaction of the conditions to effectiveness referred to in Section 2 hereof, the Original Credit Agreement is hereby amended as follows:

(a) Annex A of the Original Credit Agreement is amended by adding the following new definitions in their proper alphabetical places:

“‘Additional Notes Issuance’ means the issuance on one occasion on or prior to the date that is ninety (90) days after the Amendment No. 4 Effective Date by H&E Delaware (and those Credit Parties that are obligors in accordance with this Agreement in respect of the Permitted Senior Unsecured Notes) of Additional Senior Unsecured Notes; provided that each of the following conditions are satisfied:

(a) the aggregate principal amount of the Indebtedness incurred in connection with such Additional Notes Issuance shall be no greater than the applicable Permitted Notes Amount for Additional Senior Unsecured Notes;

(b) such Indebtedness shall be substantially on the terms described in the Description of Additional Notes, and in any event shall provide for (i) no amortization prior to the date six months following the Commitment Termination Date and (ii) a final scheduled maturity date that is not prior to the date six months following the Commitment Termination Date;

(c) the Indebtedness incurred in connection with such issuance shall be unsecured; and

(d) the Additional Senior Unsecured Notes and the Indebtedness thereunder incurred (i) do not contravene any provision of such Credit Party’s certificate of formation, operating agreement, charter or bylaws, as applicable; (ii) do not violate any law or regulation, or any order or decree of any court or Governmental Authority where such violations individually or in the aggregate could reasonably be expected to have a Material Adverse Effect; (iii) do not conflict with or result in the breach or termination of, constitute a default under or accelerate or permit the acceleration of any performance required by, any indenture, mortgage, deed of trust, lease, agreement or other instrument to which such Credit Party is a party or by which such Credit Party or any of its property is bound that alone or in the aggregate could reasonably be expected to have a Material Adverse Effect; (iv) do not result in the creation or imposition of any Lien upon any of the property of such Credit Party; and (v) do not require the consent or approval of any Governmental Authority or any other Person (other than the Requisite Lenders), except any such consent or approval as has been obtained or where failure to obtain such consent or approval would not reasonably be expected to have a Material Adverse Effect, and the Agent shall have received a certificate (in form and substance reasonably satisfactory to the Agent) of an Authorized Officer to such effect.”

“‘Additional Senior Unsecured Notes’ means senior unsecured notes substantially on the terms of the Description of Additional Notes in the aggregate original principal amount not exceeding the Permitted Notes Amount, issued by H&E Delaware pursuant to the Additional Notes Issuance, together with any amendments, modifications or supplements thereto made or issued in accordance with the terms of the Permitted Refinancing Senior Unsecured Note Indenture and this Agreement.”

“‘Amendment No. 4’ means Amendment No. 4, dated as of January 29, 2013, among the Borrowers, the Lenders signatory thereto and the Agent.”

“‘Amendment No. 4 Effective Date’ means the Effective Date, as such term is defined in Amendment No. 4.”

“‘Description of Additional Notes’ means the description of the Additional Senior Unsecured Notes in the form attached hereto as Exhibit F.”

“‘Existing Senior Unsecured Notes’ has the meaning assigned to it in the definition of “Permitted Refinancing Senior Unsecured Notes”.”

(b)	Annex A of the Original Credit Agreement is amended:

(i) by deleting the definition of “Permitted Notes Amount” therefrom and substituting in its place the following revised definition:

“‘Permitted Notes Amount’ means (i) with respect to Existing Senior Unsecured Notes, $530,000,000, and (ii) with respect to Additional Senior Unsecured Notes, $100,000,000.”

(ii) by deleting clause (a) of the definition of “Permitted Notes Refinancing” therefrom and substituting in its place the following revised clause (a):

“(a) the aggregate principal amount of the Indebtedness incurred in connection with such Permitted Notes Refinancing shall be no less than $200,000,000 and no greater than the Permitted Notes Amount for Existing Senior Unsecured Notes;”

(iii) by deleting the text “Permitted Refinancing Senior Unsecured Notes” in clause (d) of the definition of “Permitted Notes Refinancing” and substituting in its place the text “Existing Senior Unsecured Notes”

(iv) by deleting the text “Permitted Refinancing Unsecured Notes” in the definition of “Permitted Refinancing Senior Unsecured Note Indenture” and substituting in its place the text “Permitted Refinancing Senior Unsecured Notes”

(v) by deleting the definition of “Permitted Refinancing Senior Unsecured Notes” therefrom and substituting in its place the following revised definition:

“‘Permitted Refinancing Senior Unsecured Notes’ means (i) senior unsecured notes substantially on the terms of the Description of Notes in the aggregate original principal amount not exceeding the Permitted Notes Amount, issued on August 20, 2012 by H&E Delaware pursuant to the Permitted Notes Refinancing, together with any amendments, modifications or supplements thereto made or issued in accordance with the terms of the Permitted Refinancing Senior Unsecured Note Indenture and this Agreement (the “Existing Senior Unsecured Notes”), and (ii) Additional Senior Unsecured Notes.”

Section 2.

CONDITIONS TO EFFECTIVENESS

The amendments provided in Section 1 hereof shall become effective at the date and time (the “Effective Date”), which must be on or before January 30, 2013, that:

(a) the Agent shall have received one or more counterparts of (i) this Amendment, executed and delivered by the Borrowers, the Requisite Lenders and the Agent, and (ii) the Consent and Reaffirmation in the form of Exhibit I attached hereto, executed and delivered by the Guarantors; and

(b) there shall be no continuing Default or Event of Default (after giving effect to the amendments contemplated by this Amendment), and the representations and warranties of the Borrowers contained in this Amendment shall be true and correct in all material respects.

Section 3.

LIMITATION ON SCOPE

Except as expressly provided herein, the Loan Documents shall remain in full force and effect in accordance with their respective terms. The amendments set forth herein shall be limited precisely as provided for herein and shall not be deemed to be amendments or waivers of or consents to or modifications of any term or provision of the Loan Documents or any other document or instrument referred to therein or of any transaction or further or future action on the part of any Credit Party requiring the consent of the Agent or the Lenders except to the extent specifically provided for herein. The Agent and the Lenders have not and shall not be deemed to have waived any of their respective rights and remedies against any Credit Party for any existing or future Defaults or Events of Default.

Section 4.

MISCELLANEOUS

(a)	Each Borrower hereby represents and warrants as follows:

(i)	this Amendment has been duly authorized and executed by such Borrower and is the legal, valid and binding obligation of such Borrower, enforceable in accordance with its terms, except as (1) such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting the rights of creditors in general and (2) the availability of equitable remedies may be limited by equitable principles of general applicability; and

(ii)	such Borrower repeats and restates the representations and warranties of such Borrower contained in the Credit Agreement as of the Effective Date, except to the extent such representations and warranties relate to a specific date; provided that references to the “Credit Agreement” or “this Agreement” in such representations and warranties shall be deemed to be references to the Credit Agreement as amended pursuant to this Amendment.

(b)	This Amendment is being delivered in the State of New York.

(c) Each Borrower ratifies and confirms that all Loan Documents remain in full force and effect notwithstanding the execution and delivery of this Amendment and that nothing contained in this Amendment shall constitute a defense to the enforcement of any Loan Document.

(d) This Amendment may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all of which counterparts together shall constitute but one and the same instrument.

(e) This Amendment is a “Loan Document” and each of the following provisions of the Credit Agreement is hereby incorporated herein by this reference with the same effect as though set forth in its entirety herein, mutatis mutandis, and as if “this Agreement” in any such provision read “this Amendment”: Section 11.6 (Severability), Section 11.9 (Governing Law), Section 11.10 (Notices), Section 11.11 (Electronic Transmissions), Section 11.12 (Section Titles), Section 11.14 (Waiver of Jury Trial), Section 11.17 (Advice of Counsel) and Section 11.18 (No Strict Construction).

[Signature page follows]

Witness the due execution of this Amendment by the respective duly authorized officers of the undersigned as of the date first written above.

H&E EQUIPMENT SERVICES, INC.

By:	/S/ LESLIE S. MAGEE

Name:	Leslie S. Magee
Title:	Chief Financial Officer

H&E EQUIPMENT SERVICES (CALIFORNIA), LLC

By:	/S/ LESLIE S. MAGEE

Name:	Leslie S. Magee
Title:	Chief Financial Officer

GREAT NORTHERN EQUIPMENT, INC.

By:	/S/ LESLIE S. MAGEE

Name:	Leslie S. Magee
Title:	Chief Financial Officer

[Signature Page to Amendment No. 4]

GENERAL ELECTRIC CAPITAL CORPORATION, as Agent and a Lender

By:	/s/ TOM D. CHAPMAN

Name: Tom D. Chapman
Title: Duly Authorized Signatory

[Signature Page to Amendment No. 4]

BANK OF AMERICA, N.A., as a Lender

By:	/s/ CHRISTOPHER GODFREY
Name: Christopher Godfrey
Title: Senior Vice President

[Signature Page to Amendment No. 4]

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ JAY DANFORTH
Name: Jay Danforth
Title: Vice President

[Signature Page to Amendment No. 4]

WELLS FARGO CAPITAL FINANCE, LLC, as a Lender

By:	/s/ TODD NAKAMOTO
Name: Todd Nakamoto
Title: Senior Relationship Manager

[Signature Page to Amendment No. 4]

REGIONS BANK, as a Lender

By:	/s/ DANIEL WELLS
Name: Daniel Wells
Title: Attorney in Fact

[Signature Page to Amendment No. 4]

CAPITAL ONE LEVERAGE FINANCE CORP., as a Lender

By:	/s/ JULIANNE LOW
Name: Julianne Low
Title: Vice President

[Signature Page to Amendment No. 4]

JPMORGAN CHASE BANK, N.A., as a Lender

By:	/s/ MARIO QUINTANILLA
Name: Mario Quintanilla
Title: Authorized Officer

[Signature Page to Amendment No. 4]

DEUTSCHE BANK TRUST COMPANY AMERICAS, as a Lender

By:	/s/ FRANK FAZIO

Name: Frank Fazio
Title: Managing Director

By:	/s/ STEPHEN R. LAPIDUS

Name: Stephen R. Lapidus
Title: Director

[Signature Page to Amendment No. 4]

EXHIBIT I

CONSENT AND REAFFIRMATION

Each of the undersigned (the “Guarantors”) hereby (i) acknowledges receipt of a copy of Amendment No. 4, dated as of January 29, 2013 (“Amendment No. 4”), to the Third Amended and Restated Credit Agreement, dated as of July 29, 2010, among H&E Equipment Services, Inc., Great Northern Equipment, Inc., H&E Equipment Services (California), LLC (collectively, the “Borrowers”), the other Credit Parties named therein, the Lenders named therein, General Electric Capital Corporation, as Agent, Bank of America, N.A., as Co-Syndication Agent and Documentation Agent, and Wells Fargo Capital Finance, LLC, as Co-Syndication Agent; (ii) consents to the Borrowers’ execution and delivery thereof and approves and consents to the transactions contemplated thereby; (iii) agrees to be bound thereby; and (iv) affirms that nothing contained therein shall modify or diminish in any respect whatsoever its obligations under its Guaranty and the other Loan Documents to which it is a party and reaffirms that such Guaranty is and shall continue to remain in full force and effect. The acknowledgements contained herein by the Guarantors are made and delivered to induce the Agent and the Lenders to enter into Amendment No. 4, and the Guarantors acknowledge that the Agent and the Lenders would not enter into Amendment No. 4 in the absence of such acknowledgements. Although the Guarantors have been informed of the matters set forth herein and have acknowledged and agreed to same, the Guarantors understand that the Agent and the Lenders have no obligation to inform the Guarantors of such matters in the future or to seek the Guarantors’ acknowledgment or agreement to future amendments or waivers, and nothing herein shall create such a duty. Capitalized terms used herein without definition shall have the meanings given to such terms in Amendment No. 4.

[Signature page follows]

IN WITNESS WHEREOF, the undersigned have executed this Consent and Reaffirmation on and as of the date of Amendment No. 4.

GNE INVESTMENTS, INC.

By:
Name:
Title:

H&E FINANCE CORP.

By:
Name:
Title:

H&E CALIFORNIA HOLDING, INC.

By:
Name:
Title:

H&E EQUIPMENT SERVICES (MID-ATLANTIC), INC.

By:
Name:
Title: